UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2013

Date of reporting period: January 31, 2013

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Semi-Annual Report

January 31, 2013

Investment Adviser:

Abbot Downing Investment Advisors

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013
(Unaudited)

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-333-0246; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

CLEAR RIVER FUND® SEMI-ANNUAL LETTER TO SHAREHOLDERS

(Period: 8/01/2012 to 1/31/2013)

The Clear River Fund (the Fund) rose 11.1% for the six months ended January 31, 2013. The Fund’s benchmark (80% Russell 3000 Index/20% MSCI EAFE Index) was up 12.7% over the same period.

Stock markets in the U.S. and around the world have enjoyed a rally that began last June. Market momentum accelerated in July, fueled by comments from the Federal Reserve and the European Central Bank (ECB) which hinted at further quantitative easing. In August, the ECB announced a plan whereby, under certain circumstances, it would buy the government debt of troubled EU countries. Markets reacted strongly to the news, perceiving that the program significantly reduced the risk of a financial contagion emanating from the European debt crisis. In September, the Fed followed with an announcement that it would buy $40 billion per month of securities (in addition to $45 billion of Treasuries per month) for an unlimited time in order to provide liquidity to the economy and to maintain low interest rates.

The rally petered out during October and into November as markets focused on the uncertainty created by the U.S. presidential election and the looming fiscal cliff. However, markets bottomed after the election was resolved and gathered strength when positive economic news trumped concern over the fiscal cliff. Third-quarter GDP growth was revised upwards to 3.1% and the U.S. consumer continued to demonstrate resilience with better-than-expected home, auto and retail sales. The rally continued in January after Congress delivered a last-minute, partial resolution to the fiscal cliff—despite an increase in some taxes.

Within the U.S stock markets, capital gravitated toward riskier equity categories. The small-cap stocks of the Russell 2000 Index performed very well, up 15.5%, while the more stable, dividend-paying companies in the Dow Jones U.S. Select Dividend Index were up only 7.0%. The large-cap S&P 500 Index return was between the two, up 10.0% during the period.

International markets performed better than U.S. markets, with the MSCI EAFE Index up 18.6% and the MSCI Emerging Market Index up 13.1%. The factors that drove performance varied by country or region. Eurozone markets rose 29.6%, helped by rising stock prices and a stronger euro versus the dollar. Both the euro and eurozone markets benefited from the ECB’s strong support for the peripheral nation’s bond markets. Japan’s Nikkei rose more than 29% in local currency. However, the yen fell 14.8% versus the dollar, for a dollar-based return of 10.6%. Yen weakness and the rally in the Nikkei occurred after a snap

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

election ushered in a new prime minister: Shinzo Abe. Abe campaigned on a promise to reverse deflation through fiscal policy and to pressure the Bank of Japan to embrace a more aggressive monetary policy. Also during the period, China’s economy continued to show signs of accelerating growth, which helped the Shanghai Stock Exchange Composite Index to rise by 16.4%.

The Clear River Fund owns a combination of strategies: Select Domestic Equity, Select Income Equity (both large-cap U.S. strategies), Small Cap, and International Equity strategies. Results by strategy were a reflection of the general markets. International Equity was the best-performing strategy, up 20.3%, and over the course of the period the percent of the fund invested in International increased from 18.6% to 25.2%. The increase was funded through a reduction in Income Equity, which declined from 20.2% to 14.5% of the Fund. Income Equity had a 5.5% return during the period. This strategy owns high-quality companies with strong profitability and above-average dividend yields. During strong markets, money tends to flow out of safer stocks such as these and into equity styles that are perceived to have more upside. That occurred over the last six months, to the benefit of our Small Cap strategy, which was up 16.4%. Finally, our Domestic Equity strategy rose 9.0%.

Strong stock selection helped relative performance. Financial stocks were up strongly during the period and the Fund benefitted by owning Goldman Sachs (+46.5%), BlackRock Inc. (+38.8%) and JPMorgan (+30.7%). A couple of other stocks had noteworthy performances: Mettler-Toledo rose 37.3% during the period, as the markets cheered their cost-cutting plans. Rock-Tenn rose 35.6% in response to price increases in containerboard and boxes, as well as operating efficiencies that improved margins. On the other hand, several companies’ underperformance hurt the Fund’s relative returns. In particular, Apple fell 25.4%, as sales of the iPhone 5 disappointed the market and sales growth decelerated. Ebix, Inc. fell 24.7% during the period on a drop in year-over-year sales.

Historically the Fund has owned every company that Abbot Downing’s four equity strategies owned, and to the same weights. As funds were deposited into or withdrawn from the Fund, shares of each company were purchased or sold pro-rata across a strategy. This sometimes resulted in numerous small trades. In order to improve efficiency and to focus the Fund’s assets on the best ideas, the Fund has reduced the total number of names in the portfolio. Going forward, Fund holdings will be a subset of the four equity strategies. During the period, the number of holdings declined from 93 to 68. In the future, the number of holdings is expected to range from 60 to 70.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

As a result of this adjustment, the following stocks were sold to 0% during the period: CH Robinson, FMC Technologies, Perrigo, Starwood Hotels, Edison International, PNC Financial, Staples, Arbitron, Big Lots, Dentsply, Harte-Hanks, National Presto, Stericycle, John Wiley and Sons, VCA Antech and Telefonica. In addition, the Fund sold the following ETFs to 0%: SPDR S&P 500 ETF (SPY), iShares DJ Select Dividend (DVY) and iShares MSCI EAFE (EFA).

As previously mentioned, the Fund increased the percent invested in the International Strategy by 7%, funded primarily from the Income Equity Strategy. The Fund also added Allison Transmission to the portfolio. Allison manufactures transmissions for medium- and heavy-duty commercial and military vehicles, and hybrid propulsion systems for transit buses.

From an asset class perspective, the Fund has 57% invested in large-cap U.S. stocks, 16% in small-cap U.S. stocks, 25% in international stocks and 0% in cash. This is a 3% overweight in small cap, a 10% underweight in U.S. large cap, and a 5% overweight in international stocks relative to the Fund benchmark. Within our International Strategy, the Fund maintains a position in emerging market equities, due to attractive valuations and higher expected earnings growth in 2012 and beyond. The Fund has an overweight in technology and industrials, and an underweight in the consumer discretionary, financial and utilities sectors. The investment strategy breakdown for the Fund is 43% Select Domestic Equity, 14% Select Income Equity, 16% Small Cap Equity, 25% International Equity and a 2% cash position.

Any performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. Investment performance reflects contractual fee waivers in effect until November 29, 2013. Absent these waivers, total return and yield would be reduced. For performance data current to the most recent month end, please visit www.clearriverfund.com or call 1.877.333.0246. Gross Expense Ratio: 1.44%, Net Expense Ratio: 1.20% as of the most recent prospectus dated 11/28/2012.

This material represents an assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security. Index returns are for illustrative purposes only and do not represent actual Fund performance.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1.877.333.0246, or by visiting www.clearriverfund.com. Read the prospectus carefully before investing or sending money.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives. In addition to the normal risks associated with investing, investments in single countries typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors, as well as increased volatility and lower trading volume. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

Definition of the Comparative Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $72.5 billion; the median market capitalization was approximately $1.0 billion. The index had a total market capitalization range of approximately $130.0 million to $400.9 billion.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

The Dow Jones U.S. Select Dividend Index attempts to represent the country’s leading stocks by dividend yield. One hundred stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume. Components are weighted by indicated annual dividend.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013 (Unaudited)

TOP TEN HOLDINGS*

Amphenol, Cl A	2.43%
McKesson	2.25%
American Express	2.23%
Qualcomm	2.16%
Transocean	2.13%
Nestle ADR	2.11%
Baxter International	2.08%
Berkshire Hathaway, Cl B	2.03%
Vanguard MSCI Emerging Markets Fund	2.02%
Thermo Fisher Scientific	2.01%

*	Percentages are based on total investments. Short-term investments are not shown in the Top Ten Chart.

EQUITY ALLOCATION**

**	Percentages are based on total investments.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013 (Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.0%

	Shares	Value
CONSUMER DISCRETIONARY — 7.5%
Allison Transmission Holdings	11,000	$245,080
Gentex	25,470	487,241
McDonald’s	8,323	793,099
Morningstar	4,341	293,842
NIKE, Cl B	12,094	653,680
Nordstrom	13,429	741,684
VF	2,936	433,295

		3,647,921

CONSUMER STAPLES — 11.6%
Colgate-Palmolive	5,999	644,112
Diageo ADR	7,153	853,353
HJ Heinz	12,341	748,235
Nestle ADR	14,619	1,028,008
PepsiCo	9,127	664,902
Reckitt Benckiser Group	11,414	760,668
Tesco	69,615	393,387
Wal-Mart Stores	8,243	576,598

		5,669,263

ENERGY — 10.4%
Apache	7,943	665,306
Chevron	7,930	913,140
Cloud Peak Energy	8,387	146,856

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013 (Unaudited)

COMMON STOCK — continued

	Shares	Value
ENERGY — continued
CNOOC ADR	2,998	$615,579
Oceaneering International	5,607	354,418
Oil States International *	4,786	371,298
Schlumberger	12,114	945,498
Transocean	18,269	1,036,035

		5,048,130

FINANCIALS — 14.2%
Aflac	11,059	586,791
American Express	18,421	1,083,339
Berkshire Hathaway, Cl B	10,169	985,681
BlackRock, Cl A	3,512	829,815
Capital One Financial	10,033	565,058
Goldman Sachs Group	5,854	865,573
HSBC Holdings ADR	13,478	766,359
IntercontinentalExchange	2,849	395,299
JPMorgan Chase	8,559	402,701
Markel	876	417,090

		6,897,706

HEALTH CARE — 10.3%
Abbott Laboratories	4,963	168,146
Baxter International	14,892	1,010,273
Johnson & Johnson	11,828	874,326
McKesson	10,387	1,093,024
Mednax	5,588	478,109
Mettler-Toledo International	1,902	404,232
Thermo Fisher Scientific	13,575	979,301

		5,007,411

INDUSTRIALS — 14.3%
3M	9,713	976,642
ABB ADR	30,742	658,186
CSX	17,579	387,265
Graco	7,398	423,166
Illinois Tool Works	10,973	689,434
Komatsu	21,949	584,458
Orbital Sciences *	29,054	427,094

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013 (Unaudited)

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
Precision Castparts	4,957	$909,114
TransDigm Group	2,634	356,749
United Technologies	10,985	961,956
Waste Management	16,520	600,998

		6,975,062

INFORMATION TECHNOLOGY — 18.8%
Accenture, Cl A	12,119	871,235
Amphenol, Cl A	17,477	1,180,921
ANSYS	5,615	413,264
Apple	1,949	887,399
Ebix	18,531	302,796
Global Payments	6,527	321,520
Microsoft	24,521	673,592
NeuStar, Cl A	9,097	410,639
Paychex	11,271	367,773
Qualcomm	15,891	1,049,283
SAP ADR	8,996	737,852
Taiwan Semiconductor Manufacturing ADR	41,291	732,502
Texas Instruments	11,398	377,046
WEX	4,814	378,428
Zebra Technologies, Cl A	10,158	439,638

		9,143,888

MATERIALS — 3.7%
BHP Billiton ADR	12,126	954,559
Rock-Tenn, Cl A	6,111	482,463
Steel Dynamics	23,542	358,074

		1,795,096

TELECOMMUNICATION SERVICES — 1.6%
Vodafone Group ADR	28,203	770,506

UTILITIES — 0.6%
UGI	8,653	304,932

TOTAL COMMON STOCK (Cost $32,549,368)		45,259,915

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013 (Unaudited)

EXCHANGE TRADED FUNDS — 5.3%

	Shares	Value
iShares MSCI All Country Asia Ex-Japan Index Fund	12,077	$730,296
Vanguard MSCI Emerging Markets Fund	22,057	982,860
WisdomTree Japan Hedged Equity Fund	21,755	866,937

TOTAL EXCHANGE TRADED FUNDS (Cost $1,936,114)		2,580,093

CASH EQUIVALENT — 1.7%
BlackRock Liquidity Funds TempFund Portfolio — Institutional, 0.100%, (A) (Cost $820,673)	820,673	820,673

TOTAL INVESTMENTS — 100.0% (Cost $35,306,155)		$48,660,681

Percentages are based on Net Assets of $48,643,978.

* Non-income producing security.

(A) The rate shown is the 7-day effective yield as of January 31, 2013.

ADR — American Depository Receipt

Cl — Class

MSCI — Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $35,306,155)	$48,660,681
Receivable for Dividends and Interest	30,336
Receivable for Dividend Tax Reclaims	29,666
Prepaid Expenses	18,059
Receivable due from Investment Adviser	11,054

Total Assets	48,749,796

Liabilities:
Payable due to Investment Adviser	34,619
Payable due to Administrator	8,493
Payable due to Trustees	3,303
Chief Compliance Officer Fees Payable	3,051
Other Accrued Expenses	56,352

Total Liabilities	105,818

Net Assets	$48,643,978

NET ASSETS CONSISTS OF:
Paid-in-Capital	$34,592,320
Distributions in Excess of Net Investment Income	(30,698)
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	727,830
Net Unrealized Appreciation on Investments	13,354,526

Net Assets	$48,643,978

Shares Issued and Outstanding (unlimited authorization — no par value)	3,206,959
Net Asset Value, Offering and Redemption Price Per Share	$15.17

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
FOR THE SIX MONTHS ENDED
JANUARY 31, 2013 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$512,945
Less: Foreign Taxes Withheld	(1,247)

Total Investment Income	511,698

Expenses
Investment Advisory Fees	213,657
Administration Fees	50,319
Custodian Fees	5,027
Chief Compliance Officer Fees	4,025
Trustees’ Fees	6,294
Transfer Agent Fees	25,915
Legal Fees	15,226
Printing Fees	14,515
Audit Fees	11,096
Registration Fees	9,858
Insurance and Other Expenses	4,863

Total Expenses	360,795

Less: Investment Advisory Fees Waived (See Note 5)	(59,135)
Fees Paid Indirectly (See Note 4)	(22)

Net Expenses	301,638

Net Investment Income	210,060

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net Realized Gain on Investments	1,410,141
Net Realized Loss on Foreign Currency Transactions	(82)
Net Change in Unrealized Appreciation on Investments	3,538,638

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	4,948,697

Net Increase in Net Assets from Operations	$5,158,757

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012
Operations:
Net Investment Income	$210,060	$471,565
Net Realized Gain on Investments and Foreign Currency Transactions	1,410,059	2,274,560
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,538,638	(2,646,337)

Net Increase in Net Assets Resulting from Operations	5,158,757	99,788

Dividends and Distributions from:
Net Investment Income	(240,758)	(469,193)
Net Capital Gains	(2,663,719)	(3,117,662)

Total Dividends and Distributions	(2,904,477)	(3,586,855)

Capital Share Transactions:
Issued	1,571,609	2,687,706
Reinvestment of Distributions	906,734	1,433,900
Redemption Fees	—	236
Redeemed	(6,623,732)	(13,689,314)

Net Decrease in Net Assets from Capital Share Transactions	(4,145,389)	(9,567,472)

Total Decrease in Net Assets	(1,891,109)	(13,054,539)

Net Assets:
Beginning of period	50,535,087	63,589,626

End of period (including (distributions in excess of)/undistributed net investment income of $(30,698) and $0, respectively)	$48,643,978	$50,535,087

Share Transactions:
Issued	106,649	189,147
Reinvestment of Distributions	63,176	107,114
Redeemed	(446,435)	(950,108)

Net Decrease in Shares Outstanding	(276,610)	(653,847)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010	Period Ended July 31, 2009(1)
Net Asset Value, Beginning of Period	$14.51		$15.37	$13.12	$12.37	$10.00

Income from Operations:
Net Investment Income(2)	0.06		0.13	0.10	0.12	0.07
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions	1.49		(0.03)	2.29	0.73	2.36

Total from Operations	1.55		0.10	2.39	0.85	2.43

Redemption Fees	—		— (3)	— (3)	—	—

Dividends and Distributions from:
Net Investment Income	(0.07)		(0.13)	(0.14)	(0.10)	(0.06)
Net Capital Gains	(0.82)		(0.83)	—	—	—

Total from Dividends and Distribution	(0.89)		(0.96)	(0.14)	(0.10)	(0.06)

Net Asset Value, End of Period	$15.17		$14.51	$15.37	$13.12	$12.37

Total Return(4)	11.06%		1.19%	18.23%	6.87%	24.37%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$48,644		$50,535	$63,590	$53,703	$46,148
Ratio of Expenses to Average Net Assets (including waivers and reimbursements, excluding fees paid indirectly)	1.20	%*	1.20%	1.20%	1.20%	1.20	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.43	%*	1.41%	1.33%	1.48%	1.82	%*
Ratio of Net Investment Income to Average Net Assets	0.83	%*	0.88%	0.70%	0.92%	1.32	%*
Portfolio Turnover Rate	7	%(5)	37%	56%	52%	39	%(5)

(1)	Fund commenced operations on February 3, 2009.
(2)	Per share data calculated using average shares method.
(3)	Amount represents less than $0.01 per share.
(4)

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and/or assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)	Portfolio turnover rate is for the period indicated and has not been annualized.
*	Annualized.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.  Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 35 funds. The financial statements herein are those of the Clear River Fund, a diversified Fund (the “Fund”). The investment objective of the Fund is long-term capital growth on a tax-efficient basis while providing moderate current income. The Fund utilizes a combination of four distinct and complementary investment strategies: International Equity 10%-40%; Marketable Alternatives 0%-20%; Small Cap Equity 5%-30%; and Select Domestic Equity/Select Income Equity 20%-75%. Each strategy contains a relatively small, focused group of securities selected by the Adviser based on its research and fundamental analysis of individual companies, specifically targeting those with clear competitive advantages, exceptional management and strong fundamentals. The financial statements of the remaining funds are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund currently offers Investor Class Shares.

2.  Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013

such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2013, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of January 31, 2013, all of the Fund’s investments were Level 1. There were no transfers between Level 1 and Level 2 during the year. Transfers, if any, between levels are considered to have occured as of the end of the year. For more details of the investment classification, reference the Schedule of Investments.

For the six months ended January 31, 2013, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

The Fund reports certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Any net realized capital gains are distributed to shareholders at least annually.

Redemption Fees — The Fund retains a redemption fee of 2% on redemptions of Fund shares held less than 90 days. For the six months ended January 31, 2013, there were no redemption fees retained by the Fund.

3.  Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are not paid fees by the Trust for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

Wells Fargo Bank, N.A., acts as custodian (the “Custodian”) for the Fund. Fees of the Custodian are paid on the basis of net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

4.  Administration, Distribution and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.12% on the first $100 million of the Fund’s average daily net assets;

0.10% on the next $150 million of the Fund’s average daily net assets;

0.08% on the next $250 million of the Fund’s average daily net assets; and

0.06% on the Fund’s average daily net assets over $500 million.

The Fund is subject to a minimum annual administration fee of $100,000 plus an additional fee of $15,000 per class established after the first two (2) classes of shares.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits that can be used to offset transfer agent expenses. During the six months ended January 31, 2013, the Fund earned credits of $22 which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

5.  Investment Advisory Agreement:

Abbot Downing Investment Advisors (the “Adviser”), a wholly owned subsidiary of the Custodian, serves as the investment adviser to the Fund. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to limit the total expenses of the Investor shares of the

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013

Fund (excluding interest, taxes, brokerage commissions, acquired fund fees, and expenses and extraordinary expenses) to 1.20% of the Fund’s average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its contractual expense limitation until November 29, 2013. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and 1.20% to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period. As of January 31, 2013, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $106,200, expiring in 2014, $81,995 expiring in 2015, and $118,442 expiring in 2016.

6.  Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $3,264,638 and $10,297,247, respectively, for the six months ended January 31, 2013. There were no purchases or sales of long-term U.S. Government securities by the Fund.

7.  Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions for the Fund declared during the years ended July 31, 2012, and the July 31, 2011, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2012	$469,193	$3,117,662	$3,586,855
2011	522,597	43,111	565,708

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013

As of July 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$2,568,142
Post-October Losses	(100,142)
Unrealized Appreciation	9,329,381
Other	(3)

Total Distributable Earnings	$11,797,378

Post-October losses represent losses realized on investment transactions from November 1, 2011, through July 31, 2012, that, in accordance with Federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carryforward capital losses incurred in taxable years starting after December 22, 2010, for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

During the fiscal year ended July 31, 2012, the Fund did not utilize capital loss carryforwards to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Fund at January 31, 2013, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$35,306,155	$13,444,102	($89,576)	$13,354,526

8.  Credit Risk:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements are dependent on future claims that may be made against the Fund and, therefore, cannot be established. However, based on experience, the risk of loss from such claims is considered remote. The Fund may invest in

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013

Exchange Traded Funds (“ETF”). An ETF is a pooled investment vehicle, such as a registered investment company or a grantor trust, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended. These ETFs typically hold commodities (such as gold or oil), currency or other property that is itself not a security. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

9.  Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required for the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund, and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The column labeled “Expenses Paid During Period” shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information in conjuction with the actual amount you invested in the Fund to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by matching the hypothetical result for your Fund in the “Expense Paid During Period” column against those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013

Note: Because the hypothetical return is set at 5% for comparison purposes —NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 08/01/12	Ending Account Value 01/31/13	Annualized Expense Ratios	Expense Paid During Period*
Actual Portfolio Return	$1,000.00	$1,110.60	1.20%	$6.37
Hypothetical 5% Return	1,000.00	1,019.17	1.20	6.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on August 14-15, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. The representatives provided an overview of the Adviser, including its history, personnel, approach to risk management, best execution, use of soft dollars and business plan. The representatives then discussed the Fund’s investment strategy, noting that the Fund’s assets were allocated to multiple distinct and complementary sub-strategies. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory

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Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment Performance of the Fund

The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the Adviser’s representatives provided information regarding and led a discussion of factors impacting the performance of the Fund, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that the Fund underperformed its benchmark over various periods of time and the Board would continue to monitor the Fund’s performance. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed a report of the fees paid by the Fund to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, and concluded that such profits were not excessive.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2013

The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fee is reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

Clear River Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-333-0246

www.clearriverfund.com

Adviser:

Abbot Downing Investment Advisors

90 South Seventh Street

Suite 5100

Minneapolis, MN 55402

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

LHI-SA-001-0400

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 5, 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: April 5, 2013